                                                                    EXHIBIT 23.1


                        Independent Accountants' Consent



The Board of Directors and Stockholders
Vesta Insurance Group, Inc.
Birmingham, Alabama:


We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.







                                              /s/ KPMG LLP
                                              -------------------------
                                                  KPMG LLP

Birmingham, Alabama
February 14, 2001

                                      II-9